Exhibit 99.1

PLBY Group Announces Rights Offering for Common Stock

LOS ANGELES, Dec. 7, 2022 (GLOBE NEWSWIRE) – PLBY Group, Inc. (NASDAQ: PLBY) (the “Company”) announced today that the Company’s Board of Directors has approved a rights offering available to all holders of record of the Company’s common stock, par value $0.0001 (“Common Stock”) as of 5:00 p.m., Eastern Time, on December 16, 2022 (the “Record Date”).

The Rights Offering will be made through the distribution to all holders of record of Common Stock as of the Record Date of non-transferable subscription rights to purchase shares of Common Stock at a subscription price of $3.50 per share and otherwise on such terms and subject to such conditions as may be required to comply with any applicable Nasdaq Global Market stock exchange rules and regulations. Assuming that the rights offering is fully subscribed, the Company would receive gross proceeds of $50 million, less expenses related to the rights offering. The rights offering is currently expected to commence promptly after the Record Date and expire at 5:00 p.m., Eastern Time, on January 12, 2023.

The rights offering will include an over-subscription right to permit each rights holder that exercises its basic subscription right in full to purchase additional shares of Common Stock (if any) that remain unsubscribed at the expiration of the rights offering. The availability of the over-subscription right will be subject to certain terms and restrictions to be set forth in the prospectus supplement. If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the number of shares of Common Stock offered in the rights offering, then the aggregate over-subscription amount will be pro-rated among the holders exercising their respective over-subscription rights based on the basic subscription amounts of such holders.

Suhail Rizvi, the Company’s Chairman and Managing Director of Rizvi Traverse Management, the largest beneficial owner of the Company’s Common Stock; Ben Kohn, the Company’s Chief Executive Officer; and Builders Union and funds managed by affiliates of Fortress Investment Group LLC, both significant Company stockholders, have each indicated to the Company on a non-binding basis that they intend to participate in the rights offering.

The Company intends to use the majority of the proceeds from the offering to pay down its senior debt.

The rights offering will be made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-267273) on file with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement (and the accompanying base prospectus) to be filed with the SEC prior to the commencement of the rights offering.

The information herein is not complete and is subject to change. This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the rights, Common Stock or any other securities, nor will there be any sale of the rights, Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This document is not an offering, which can only be made by the prospectus supplement (and the accompanying base prospectus), which will contain information about the Company and the rights offering, and should be read carefully before investing. For any questions or further information about the rights offering, or to obtain a copy of the prospectus supplement (and the accompanying base prospectus), when available, please contact Morrow Sodali, which will be acting as the information agent for the rights offering, at (203) 561-6945 (for banks and brokers) or (800) 662-5200 (the toll free number for stockholders), or via email at PLBY@investor.morrowsodali.com.

Jefferies LLC will be acting as the dealer manager in connection with the rights offering.

About PLBY Group, Inc.
PLBY Group, Inc. is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead more fulfilling lives. PLBY Group’s flagship consumer brand, Playboy, is one of the most recognizable brands in the world, driving billions of dollars annually in global consumer spending with products and content available in approximately 180 countries. PLBY Group’s mission — to create a culture where all people can pursue pleasure — builds upon almost seven decades of creating groundbreaking media and hospitality experiences and fighting for cultural progress rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, plans, projections and expectations regarding the proposed rights offering, including the size, timing, price, intended participation of certain persons, anticipated proceeds therefrom and the use of such proceeds.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include prevailing market conditions, the Company’s ability to launch the rights offering as expected, whether stockholders of record will exercise their rights to purchase Common Stock and the amount subscribed, and whether the Company will be able to successfully complete the rights offering, in addition to (without limitation): (1) the impact of the COVID-19 pandemic on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s business combination, acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain disruptions, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company, including changes in our estimates of the fair value of certain of our intangible assets; (9) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones; and (10) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact
Investors: investors@plbygroup.com
Media: press@plbygroup.com